EXHIBIT 99.1

World Air Holdings, Inc. Investor Presentation March 2005 EXHIBIT 99.1

World Air Holdings, Inc. ("World" or the "Company") desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. As such, this document and any discussion thereof may include forward looking statements that are subject to risks and uncertainties including, but not limited to, the impact of competition in the market for air transportation services, the cyclical nature of the airline business, reliance on key marketing relationships, fluctuations in operating results and other risks detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission. These various risks and uncertainties may cause the Company's actual results to differ materially from those expressed in any of the forward looking statements made by, or on behalf of, the Company. Additional information concerning factors that could cause actual results to vary from those in the forward looking statements is contained in the Company's Form 10-K for the year ended December 31, 2004. Safe Harbor Statement

Today's Objectives Overview Recent Results and Trends Going Forward

New Holding Company Structure Enhanced risk management programs Better loss control practices Increased flexibility to manage cost of risk exposures Shares of common stock converted to shares of World Air Holdings, Inc. Traded on NASDAQ with same WLDA symbol Current airline operation unchanged Structure decreases costs and provides flexibility for future growth

Investor Highlights Three consecutive years of profitability 2004 revenues over $500 million Operating income in 2004 grew 42% Net earnings increased 67% in 2004 Significant turnaround since 2001

Investor Highlights $40.5 million debentures converted to equity $30 million government loan facility Unrestricted cash of $50 million at year end Dramatic balance sheet improvement

Investor Highlights Reduced aircraft expenses by $8.2 million in 2004 Negotiated more favorable lease terms Increased use of power-by-the-hour leases Aircraft utilization increased 14% in 2004 (8 hours/day vs. 7 in 2003) Block hours increased 8.4% in 2004 Fourth quarter's aircraft utilization increased 25% Cargo hours improved 69% in fourth quarter Major operational/cost improvements

Investor Highlights Four new commercial customers in 2004 EVA contract is largest in company history Early position in China All cargo aircraft sold for 2005 Successful revenue diversification

World Airways, Inc. 57 years of continuous service Worldwide passenger and cargo charter airline Fleet of 15 wide-body aircraft 2 DC-10-30F and 3 MD-11F 1 DC-10-30P and 9 MD-11P 1,300+ employees worldwide Largest commercial mover of U.S. military passengers

Key Executives

	Current Title	Experience
Gen. Ronald R. Fogleman	Non-Executive Chairman	Retired Four Star General, United States Air Force Chief of Staff, United States Air Force Commander, US Transportation Command Commander, US Air Mobility Command 300+ air missions in Vietnam
Randy J. Martinez	President & CEO	President & COO, World Retired Colonel and Command Pilot, USAF Principal Advisor to Chief of Staff, NATO Senior Aide-de-Camp to Chairman of Joint Chiefs of Staff, Pentagon Commander of 457th Airlift Squadron, USAF
Jeffrey L. MacKinney	Chief Operating Officer	SVP-Planning & Corporate Development, World President & CEO, TransMeridian Airlines SVP-Marketing & Planning, AirTran Airways Managing VP, AMR Consulting Group/American Airlines
Gilberto M. Duarte Jr.	Chief Financial Officer	President, Inktel Marketing EVP, BWIA International EVP, Universal Aviation Services Division Controller & VP Airport Operations, Eastern

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Key Employee Groups Pilots (350) Represented by International Brotherhood of Teamsters Current contract became amendable 6/30/03 Contract currently in mediation Flight Attendants (550) Also represented by Teamsters Current contract amendable 12/31/06 Aircraft Dispatchers (10) Represented by Transport Workers Union (TWU) Current contract became amendable 12/31/03 Operations & Administrative (400)

World's Products ACMI Passenger Customer leases passenger aircraft. World provides aircraft (A), crew (C), maintenance (M) and insurance (I). ACMI Cargo Customer leases cargo aircraft on ACMI basis. Full Service Passenger Customer leases passenger aircraft. In addition to ACMI, World provides ground handling, fuel and other flight-related expenses. AMC passenger included in this sector. Full Service Cargo Customer leases cargo aircraft. In addition to ACMI, World provides ground handling, fuel and other flight-related expenses. AMC cargo included in this sector.

Primary Customers

Customer	Service	Schedule
Air Mobility Command (AMC)	Full Service Passenger/Cargo MD-11/DC-10	Two scheduled (fixed) passenger segments (Pacific, Mediterranean) Extensive expansion flying worldwide
Sonair	ACMI Passenger 1 MD-11ER	IAH-Luanda, Angola 3 times/week
EVA	ACMI Cargo 3 MD-11F	TPE-LAX 5 times/week TPE-ATL 5 times/week
Air Canada	ACMI Cargo 1 MD-11F	YYZ-Asia & Europe
Thai Air Cargo	ACMI Cargo 1 MD-11	Thailand-Southeast Asia, Europe & China
Menlo	ACMI Cargo 2 DC-10F	DAY-BRU 5 times/week DAY-LAX 5 times/week

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Air Mobility Command (AMC) One of three service components comprising U.S. Transportation Command (USTRANSCOM) Provides global reach through strategic airlift Military fleet incapable of meeting requirements in peace and war Civil Reserve Air Fleet (CRAF) provides required lift Airlines, including majors, dedicate aircraft for military use CRAF program is critical to national defense Transports 93% of passengers and 41% of cargo

World's Role in CRAF Have participated since inception Member of one of two competing teams Points assigned based on aircraft committed Awards granted to carriers/teams based on share of points World's team eligible for 55% of FY05 business World is one of only four operators of wide-body aircraft Charter companies operate majority of missions 49% of Desert Storm flights (16% of aircraft) 70% of War on Terrorism flights World is single largest provider of long-range passenger flights

Revenue Mix Military ("AMC") Passenger (77%) Full service passenger operation Commercial Cargo (13%) Includes both full service and ACMI operations for commercial markets Commercial Passenger (9%) Includes both full service and ACMI operations for commercial markets AMC Cargo (1%) Full service cargo operation AMC Psgr AMC Cargo Commercial Psgr Commercial Cargo 2003 385 4.7 47.4 63.1 Distribution of 2004 Revenue

Key Operating Expense Categories Flight (34%) Pilot, flight attendant, catering, ground handling, ATC, landing fees and passenger related expenses Aircraft (17%) Lease expense and hull insurance Maintenance (16%) Block hour and event driven Fuel (16%) Majority is passed to customer S, G & A / Other (11%) Administrative staff, facilities rent, professional fees and profit sharing Commissions (5%) Paid to CRAF team members based on respective aircraft points Depreciation (1%) Primarily rotable parts Commissions Flight Maintenance Aircraft Fuel Depreciation SG&A / Other 2003 23.4 157.1 76 77.3 74.5 5.3 50.1 Distribution of 2004 Expenses

Today's Objectives Overview Recent Results and Trends Going Forward

Financial Performance (2004 vs. 2003) 2004 2003 % Chg Operating Revenue $503.9 $474.9 6.1% Operating Expense $463.6 $446.6 3.8% Operating Income $40.3 $28.4 41.9% Net Income after Tax $25.6 $15.3 67.3% EBITDA $43.9 $32.2 36.3% Unrestricted Cash $50.0 $30.5 63.9% Block Hours 47,759 44,072 8.4% ($mil) Improvement with all metrics!

Balance Sheet Comparison (2004 vs. 2003) 2004 2003 Chg Unrestricted Cash $50.0 $30.5 +$19.5 Working Capital $30.8 $6.8 +$24.0 Current Ratio 1.3 to 1 1.1 to 1 +.2 to 1 Long-term Debt $43.9 $58.5 -$14.6 Shareholder Equity $30.4 ($8.0) +$38.4 ($mil) Balance sheet is much stronger!

Operating Revenues 1998 1999 2000 2001 2002 2003 2004 Passenger 221.9 195.5 209.7 279.2 306.5 341.8 432.3 Cargo 47.7 67.6 54.2 37.3 76 127.6 67.7 millions Revenues have doubled since 2000

Military has Driven Growth 1998 1999 2000 2001 2002 2003 2004 Commercial 160.2 128.7 149.8 113.4 106.8 120.5 110.4 Military 110.9 135.3 114.1 203.8 277.6 354.7 389.7 millions Military represented 77% of total revenues in 2004

Net Income and Margin Increasing 1998 1999 2000* 2001 2002 2003 2004 Net Income -11 -7.6 -3.2 -26 2 15.3 25.6 ($mil) *Excludes impact of accounting change (+$22.7 mil) Net Income in 2004 improved $52 million from 2001 Net Margin -4.1% -1.2% -8.2% +.5% +3.2% -2.9% +5.1%

Stockholder Equity is Now Positive ($mil) Stockholders equity increased over $60 million from 2001 2001 2002 2003 2004 Stockholder Equity -31.1 -28.9 -8 30.4

Unit Revenue and Cost 2001 2002 2003 2004 Block Hours Passenger 25,505 24,279 27,458 31,799 Cargo 7,390 13,015 15,696 14,869 System 33,378 38,049 44,072 47,759 Unit Revenue (per block hour) Passenger $10,947 $12,624 $12,503 $13,597 Cargo 5,047 5,839 8,187 4,560 System $9,523 $10,105 $10,774 $10,551 Unit Operating Expense (per block hour) $10,144 $9,918 $10,129 $9,707 Operating Margin (per block hour) ($621) $187 $645 $844

Aircraft Costs Declining 2001 2002 2003 2004 Aircraft Costs 77.6 86.8 85.5 77.2 Cost/Block Hour 2325 2281 1940 1616 12.9 15.8 16.9 16.4 Average aircraft/day ($millions) Aircraft costs in 2004 declined $8.3 mil from 2003 and unit cost has decreased 30% since 2001

Today's Objectives Overview Recent Results and Trends Going Forward

Challenges AMC requirements Revenue diversification Cost structure and aircraft size limits commercial passenger growth Availability of freighter aircraft

AMC Requirements Military has no long-range passenger aircraft Ongoing troop rotations for foreseeable future Focus on terrorism = military activity worldwide Reduced overseas presence in years ahead Potential for smaller passenger aircraft Long-term AMC requirements will remain relatively high

World's Revenue Other Carriers' Revenue 1996 79 193 1997 77 202 1998 113 221 1999 135 191 2000 113 229 2001 201 158 2002 267 259 0 2003 281 456 436 2004 385 638 145 AMC Passenger Revenue Source: Air Mobility Command (FY) and World Airways (CY) internal data Annual Amounts (in millions) 272 279 334 326 342 362 World's Share 29.0% 27.6% 33.8% 41.4% 33.0% 55.5% 526 50.8% 1,173 24.0% 1,168 34.6% AMC passenger revenues remain at record levels Legacy Other Operators

Revenue Diversification Freight opportunities growing with improving global economy New 2 aircraft, 2-year contract with EVA New 1 aircraft, 2-year contract Air Canada New 1 aircraft, 1-year contract with Thai One-year Menlo contract extension (2 DC-10F) All freighter aircraft sold through 2005 Wide body passenger opportunities limited Niche markets exist (Sonair)

Addressing the Challenges Established Holding Company structure Focused on revenue diversification Increased liquidity to position for strategic options Created flexible fleet plan Identified and evaluating strategic growth opportunities

Well Positioned Going Forward Significant turnaround since 2001 Dramatic balance sheet improvement Major operational/cost improvements Successful revenue diversification